Item 1. Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

PERSONAL STRATEGY BALANCED PORTFOLIO

Annual Report

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Personal Strategy Balanced Portfolio


Dear Investor

U.S. stocks produced solid gains in the six-month period ended December 31, 2004, thanks to a late-period rally that lifted some indexes to their highest levels of the year. Despite rising short-term interest rates, U.S. bonds also produced favorable returns, as longer-term rates fell to levels not seen since the spring. Non-U.S. stocks outperformed their domestic counterparts, as the dollar fell to multi-year lows versus several foreign currencies. The Personal Strategy Balanced Portfolio recorded solid gains for the period on the back of both its equity and bond investments.


Market Environment

U.S. stocks rose moderately in the second half of 2004, capping a second consecutive year of gains. Equities declined through mid-August as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from their late-October peak of $55 per barrel, and gains accelerated following the reelection of President Bush. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year.

Small- and mid-cap shares outperformed their larger counterparts. The Russell 2000 Index and the S&P MidCap 400 Index returned 10.83% and 9.80%, respectively, versus 7.19% for the S&P 500 Index. As measured by various Russell indexes, growth stocks lagged value across all market capitalizations. In the large-cap universe, utilities, energy, and telecommunication services were among the strongest sectors. The materials and consumer discretionary sectors also performed well. Health care and information technology shares lagged due to weakness among semiconductors and pharmaceuticals. Consumer staples stocks were also sluggish.

[GRAPHIC OMITTED]

Interest Rate Levels
                                 10-Year           5-Year               90-Day
                           Treasury Note    Treasury Note        Treasury Bill

6/30/03                             3.51             2.41                 0.85

                                    4.41             3.22                 0.94

                                    4.46             3.46                 0.97

                                    3.94             2.83                 0.94

                                    4.29             3.24                 0.95

                                    4.33             3.35                 0.93

12/03                               4.25             3.25                 0.92

                                    4.13             3.14                 0.91

                                    3.97             2.94                 0.94

                                    3.84             2.78                 0.94

                                    4.51             3.62                 0.96

                                    4.65             3.79                 1.06

6/04                                4.58             3.77                 1.26

                                    4.48             3.69                 1.43

                                    4.12             3.31                 1.58

                                    4.12             3.37                 1.70

                                    4.02             3.28                 1.89

                                    4.35             3.69                 2.22

12/04                               4.22             3.61                 2.21


U.S. bonds produced positive returns in the second half of 2004. The Federal Reserve lifted the overnight federal funds target rate from 1.00% to 2.25% in five quarter-point increments beginning on June 30. Short-term interest rates rose in tandem with the fed funds rate, but long-term rates declined. High-yield bonds fared best, but long-term government bonds also produced solid returns. Investment-grade corporate bonds were less robust, while mortgage-backed and shorter-term securities lagged with modest gains. The Lehman Brothers U.S. Aggregate Index, a broad measure of the investment-grade taxable bond market, returned 4.18%.

Major Index Returns
--------------------------------------------------------------------------------

Periods Ended 12/31/04                        6 Months           12 Months
--------------------------------------------------------------------------------

S&P 500 Stock Index                              7.19%              10.88%

Wilshire 4500 Index                              12.04               18.57

MSCI EAFE Index                                  15.10               20.70

Non-U.S. stocks outperformed their U.S. counterparts, thanks partially to a weakening U.S. dollar, which fell to multi-year lows against several major currencies. Developed markets performed well, with European bourses well ahead of Japanese shares. The MSCI EAFE Index, which measures the performance of mostly large-cap stocks in Europe, Australasia, and the Far East, returned 15.10%.


Performance Review

The Personal Strategy Balanced Portfolio's investment objective is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class.




Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Personal Strategy
Balanced Portfolio                                    9.01%               12.80%

Combined Index Portfolio*                             6.99                 9.70

Merrill Lynch-Wilshire
Capital Market Index                                  6.92                 9.54

* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

The Personal Strategy Balanced Portfolio handily surpassed its benchmarks and registered strong returns for the 6- and 12-month periods ended December 31, 2004. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both time periods. We were also helped by our overweights in high-yield bonds and international stocks.

The fund's equity weighting increased over the past six months, ending the period at 66% of net assets. Meanwhile, reflecting our skepticism about bond prices and views on the likely direction of interest rates, our bond allocation was lowered. The combined weighting of bonds and reserves was 34% at the end of the period.


Portfolio Review

Over the last six months, the portfolio's investment committee continued to overweight stocks relative to bonds. The committee, which meets monthly to adjust the weightings of stocks, bonds, and money market securities within each portfolio, began to overweight stocks relative to bonds in mid-2002 based upon the outlook that an improving economy would increase corporate profits while also putting upward pressure on interest rates.

Corporate profits and stock prices have indeed rebounded strongly over the past two years, resulting in strong stock returns. Interest rates, however, have remained surprisingly low. Indeed, the bond market now appears quite richly priced. We believe this provides further reason to overweight equities. Although we do not necessarily believe that the equity markets will outperform over the next three to six months, current valuations and solid corporate earnings lead us to believe that equities should fare better than bonds over the next couple of years.

We are overweighting non-U.S. equities within the portfolio as relative valuations, and the prospect for continued weakness in the U.S. dollar, seem to favor non-U.S. equities. Given strong performance in non-U.S. equities over the last several years, we have been moderating our overweight to the sector. We have moved to a slight underweighting in small-cap stocks given the outperformance among small-cap stocks from 1999 to 2004, and the significant correction to valuations relative to large-cap stocks. Small-cap valuations are not as dramatically compelling as they were when small-cap stocks began their most recent cycle of relative outperformance.

The large-cap growth sector has been trailing the other U.S. equity sectors in recent periods. A potentially less robust pace of economic recovery should favor quality large-cap growth companies that can maintain steady earnings growth in a slower economic environment. A weaker U.S. dollar should also benefit large-caps as many U.S.-based multinational companies could see higher profits associated with earnings in appreciating foreign currencies.

High-yield borrowers tend to do well when the economy is thriving, reducing the chance that they will default. This has helped our performance given our overweight in high-yield securities. As with international and small-cap stocks, however, strong performance has led to historically rich valuations in this sector of the bond market. Over the past year, we have gradually moderated our overweight position.

The portfolio continues to overweight non-U.S. dollar bonds. The falling U.S. dollar has increased the appeal of foreign bonds, which pay their dividends and repay their principal in appreciating foreign currencies. While prices of these bonds have already risen, we perceive that the structural issues posed by the federal deficit and trade imbalances will continue to put pressure on the dollar.

A wide variety of our equity holdings performed well in the past six months. As might be expected, large integrated energy producers, such as BP, thrived as oil prices reached record highs. A particularly strong performer was energy services firm Baker Hughes, which benefited from heightened demand for production as well as the need to repair facilities following hurricanes in the Gulf of Mexico. Economic growth, especially in China, fueled demand for a number of other commodities. Nucor benefited from rising steel prices, a weak U.S. dollar, and steep surcharges passed on to customers to cover the cost of rising materials. Industrial services firms, such as Tyco International and GE, hammered out profits as businesses shipped more goods and added productive capacity. GE's management reiterated its confidence that the company's growth--considered a bellwether for the economy as a whole--would remain strong in 2005. (Please refer to our portfolio of investments for a complete listing of the portfolios' holdings and the amount each represents in the portfolio.)

Outlook
We continue to believe that based on current valuations, equities should fare better than bonds over the next couple of years, and the portfolio continues to overweight stocks relative to bonds. At the same time, we believe equity valuations outside the U.S. remain more attractive than those of domestic firms, leading us to maintain our overweight in non-U.S. stocks relative to their neutral weighting.

While overweighting equities, the portfolio also remains well diversified according to its investment objective.

Fixed-income securities are an important tool for diversification because they tend to be less volatile than equities and generate income that can help offset principal losses. We believe that investors should be well served by our fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the portfolio's Investment Advisory Committee

January 24, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Investing
--------------------------------------------------------------------------------

As with all stock and bond mutual funds, each fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary
--------------------------------------------------------------------------------

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond's price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An unmanaged index that tracks the smallest 2,000 companies in the Russell 3000 Index.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 4500 Index: An unmanaged index that tracks the performance of all stocks in the Wilshire 5000 Equity Index, excluding those found in the S&P 500 Index.

Wilshire 5000 Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

Portfolio Highlights

Portfolio Overview
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Reserves                                                                    7.0%
--------------------------------------------------------------------------------

Bonds                                                                      27.0%
--------------------------------------------------------------------------------

Stocks                                                                     66.0%
--------------------------------------------------------------------------------

  Largest Holdings
  ------------------------------------------------------------------------------
  Microsoft                                                                 1.2%

  Tyco International                                                        1.1

  Nucor                                                                     1.0

  Citigroup                                                                 1.0

  UnitedHealth Group                                                        0.9

  American International Group                                              0.9

  GE                                                                        0.8

  American Express                                                          0.7

  Baker Hughes                                                              0.7

  Altria Group                                                              0.7

T. Rowe Price Personal Strategy Balanced Portfolio

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Personal Stategy Balanced Portfolio
--------------------------------------------------------------------------------

                                                                 As of 12/31/04
                                                                 --------------

Personal Strategy Balanced Portfolio                       $             28,701

Merrill Lynch - Wilshire Capital Market Index              $             26,191

Combined Index Portfolio*                                  $             25,178


                                Personal
                                Strategy   Merrill Lynch -
                                Balanced  Wilshire Capital       Combined Index
                               Portfolio      Market Index           Portfolio*

12/94                       $     10,000   $        10,000      $        10,000

12/95                             12,866            12,809               12,537

12/96                             14,694            14,576               14,149

12/97                             17,345            17,931               16,876

12/98                             19,829            21,239               19,824

12/99                             21,497            24,643               22,674

12/00                             22,660            23,334               22,008

12/01                             22,113            22,119               21,009

12/02                             20,388            19,940               19,064

12/03                             25,444            23,910               22,953

12/04                             28,701            26,191               25,178


Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended 12/31/04                       1 Year       5 Years     10 Years
--------------------------------------------------------------------------------

Personal Strategy Balanced Portfolio         12.80%         5.95%       11.12%

Combined Index Portfolio*                     9.70          2.12         9.67

Merrill Lynch-Wilshire Capital
Market Index                                  9.54          1.23        10.11


* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares.


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.



T. Rowe Price Personal Strategy Balanced Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                               Beginning            Ending          Paid During
                                 Account           Account              Period*
                                   Value             Value            7/1/04 to
                                  7/1/04          12/31/04             12/31/04
--------------------------------------------------------------------------------

Actual                            $1,000   $      1,090.10      $          4.57

Hypothetical
(assumes 5% return
before expenses)                  $1,000   $      1,020.76      $          4.42

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.87%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights

T. Rowe Price Personal Strategy Balanced Portfolio

                                For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE

Beginning
of period            $   16.13   $   13.22   $   14.72   $   15.54   $   16.00

Investment activities
  Net investment
  income (loss)           0.34*       0.32*       0.36        0.43        0.49

  Net realized
  and unrealized
  gain (loss)             1.70        2.92       (1.50)      (0.82)       0.35

  Total from
  investment
  activities              2.04        3.24       (1.14)      (0.39)       0.84

Distributions
  Net investment
  income                 (0.34)      (0.32)      (0.36)      (0.43)      (0.48)

  Net realized
  gain                   (0.07)      (0.01)       --          --         (0.82)

  Total
  distributions          (0.41)      (0.33)      (0.36)      (0.43)      (1.30)

NET ASSET VALUE

End of period        $   17.76   $   16.13   $   13.22   $   14.72   $   15.54
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return^            12.80%*     24.80%*     (7.80)%     (2.41)%      5.41%

Ratio of total
expenses to
average net
assets                    0.87%*      0.88%*      0.90%       0.90%       0.90%

Ratio of net
investment
income (loss)
to average
net assets                2.03%*      2.19%*      2.57%       2.91%       3.08%

Portfolio
turnover rate             72.5%       73.8%      100.9%       81.5%       55.4%

Net assets,
end of period
(in thousands)       $ 125,949   $ 106,206   $  89,690   $ 103,413   $ 109,713


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 4. Excludes expenses permanently waived of 0.03% and 0.02% of average net assets for the periods ended 12/31/04 and 12/31/03, respectively, related to investments in TRP mutual funds.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 2004

                                              Shares/$ Par                Value
--------------------------------------------------------------------------------
(Amounts in 000s)

COMMON STOCKS  65.9%

CONSUMER DISCRETIONARY  9.6%

Auto Components  0.2%

Autoliv GDR (SEK)                                    2,100                  100

Keystone Automotive *(ss.)                             700                   16

Koito Manufacturing (JPY) (ss.)                      3,800                   34

Strattec Security *                                    300                   19

TRW Automotive *                                       700                   15

                                                                            184

Automobiles  0.8%

Ford Motor                                          24,900                  364

Harley-Davidson                                      4,000                  243

Honda (JPY)                                          1,100                   57

Peugeot (EUR) (ss.)                                    841                   53

Renault (EUR) (ss.)                                    832                   69

Toyota Motor (JPY)                                   6,400                  260

Winnebago                                              100                    4

                                                                          1,050

Distributors  0.0%

Cycle & Carriage (SGD)                               1,501                   10

                                                                             10

Hotels, Restaurants & Leisure  1.5%

Applebee's                                             662                   17

BJ's Restaurants *(ss.)                                400                    6

Carnival                                             8,100                  467

CEC Entertainment *                                    550                   22

Compass (GBP)                                        2,594                   12

Great Wolf Resorts *                                   400                    9

Hilton Group (GBP)                                   5,200                   28

International Game Technology                       11,900                  409

Marriott, Class A                                    2,200                  139

McDonald's                                           3,000                   96

Mitchells & Butlers (GBP)                            6,330                   41

Panera Bread, Class A *(ss.)                           600                   24

PF Chang's China Bistro *                              500                   28

Red Robin Gourmet Burgers *(ss.)                       300                   16

Ruby Tuesday                                           500                   13

Sonic *                                              1,437                   44

Starbucks *                                          2,400                  150

Starwood Hotels & Resorts
  Worldwide, Class B                                 5,600                  327

Texas Roadhouse, Class A *                             100                    3

The Cheesecake Factory *                             1,300                   42

Whitbread (GBP)                                      2,887                   47

                                                                          1,940

Household Durables  1.0%

Fortune Brands                                       1,500                  116

Goldcrest (JPY)                                        800                   56

Jarden *(ss.)                                          950                   41

Newell Rubbermaid                                   25,500                  617

Persimmon (GBP)                                      3,721                   49

Philips Electronics (EUR)                            1,750                   46

Pioneer (JPY)                                        2,500                   49

SEB (EUR)                                              225                   24

Sony (JPY) (ss.)                                     2,700                  104

Thomson (EUR) (ss.)                                  4,264                  112

                                                                          1,214

Internet & Catalog Retail  0.4%

Amazon.com *                                           800                   36

eBay *                                               3,700                  430

J. Jill Group *                                        800                   12

priceline.com *(ss.)                                   600                   14

                                                                            492

Leisure Equipment & Products  0.4%

Brunswick                                            1,300                   64

Eastman Kodak                                        8,800                  284

Heiwa (JPY) (ss.)                                      900                   15

MarineMax *                                            800                   24

Noritsu Koki (JPY)                                   1,000                   23

Polaris Industries                                     400                   27

SCP Pool                                               737                   24

                                                                            461

Media  2.8%

Aegis (GBP)                                         24,451                   51

Astro All Asia, 144A (MYR) *!                        9,900                   14

Clear Channel Communications                         2,901                   97

Comcast
  Class A, Common *                                 15,516                  516

  Class A, Special *                                 6,000                  197

Disney                                              12,500                  348

EchoStar Communications
  Class A                                            4,800                  160

Emmis Communications *                                 800                   15

Entercom Communications *                              500                   18

Gestevision Telecino (EUR) *                           200                    4

Getty Images *                                         200                   14

Liberty Media, Class A *                             8,400                   92

McGraw-Hill                                            200                   18

New York Times, Class A                              8,800                  359

News Corp, Class A *                                13,800                  258

Omnicom                                              1,100                   93

Publicis (EUR)                                       1,673                   54

Scholastic *                                         1,500                   56

Scripps, Class A                                     4,300                  208

Singapore Press (SGD)                                6,500                   18

Time Warner *                                       18,900                  367

Viacom, Class B                                     10,490                  382

Washington Post, Class B                                94                   92

WPP Group (GBP)                                      5,021                   55

WPP Group ADR (ss.)                                    700                   38

Young Broadcasting *(ss.)                              500                    5

                                                                          3,529

Multiline Retail  0.8%

Big Lots *                                             900                   11

Kohl's *                                             2,200                  108

Neiman Marcus, Class A                                 100                    7

Nordstrom                                            7,200                  337

Target                                              11,000                  571

                                                                          1,034

Specialty Retail  1.6%

AC Moore Arts & Crafts *(ss.)                          400                   11

AnnTaylor Stores *                                   2,200                   47

Best Buy                                             7,100                  422

Charles Voegele (CHF)                                  510                   23

Christopher & Banks (ss.)                            1,075                   20

Dixons (GBP)                                        14,103                   41

Esprit Holdings (HKD)                                4,600                   28

Home Depot                                          19,300                  825

Hot Topic *                                          1,300                   22

Kesa Electricals (GBP)                               2,784                   15

Linens `n Things *                                     800                   20

Monro Muffler Brake *                                  800                   20

Nobia (SEK)                                          2,798                   46

Select Comfort *(ss.)                                  100                    2

The Finish Line, Class A (ss.)                         600                   11

Toys "R" Us *                                       22,400                  459

                                                                          2,012

Textiles, Apparel, & Luxury Goods  0.1%

Adidas-Salomon (EUR)                                   293                   47

Culp *                                                 100                    0

Unifi *(ss.)                                         1,000                    4

World Company (JPY)                                    800                   28

Yue Yuen Industrial (HKD)                           14,900                   41

                                                                            120

Total Consumer Discretionary                                             12,046


CONSUMER STAPLES  4.6%

Beverages  0.4%

Allied Domecq (GBP)                                  6,968                   68

Asahi Breweries (JPY) (ss.)                          3,300                   41

Coca-Cola                                            1,700                   71

Kirin Brewery (JPY) (ss.)                            6,000                   59

Lion Nathan (NZD)                                    9,349                   62

PepsiCo                                              4,650                  243

                                                                            544

Food & Staples Retailing  1.6%

Casey's General Stores                               2,400                   43

Casino Guichard-Perrachon (EUR) (ss.)                  999                   79

Coles Myer (AUD)                                     5,490                   42

CVS                                                 15,500                  699

J Sainsbury (GBP)                                    7,675                   40

Matsumotokiyoshi (JPY)                               1,000                   28

METRO (EUR)                                          2,771                  152

Performance Food Group *                             1,600                   43

Sysco                                                3,500                  134

Tesco (GBP)                                         12,770                   79

Wal-Mart                                            11,500                  607

Wal-Mart de Mexico
  Series V (MXN)                                    21,900                   75

Wild Oats Markets *                                  1,100                   10

York-Benimaru (JPY)                                  1,000                   31

                                                                          2,062

Food Products  1.0%

American Italian Pasta, Class A (ss.)                  400                    9

Associated British Foods (GBP)                       4,492                   67

Campbell Soup                                        8,600                  257

General Mills                                        7,460                  371

Koninklijke Wessanen GDS (EUR)                       3,209                   41

Nestle (CHF)                                           612                  160

Seneca Foods
  Class A *                                            300                    5

  Class B *                                            100                    2

Unilever N.V. (GBP)                                 11,588                  114

Unilever N.V. ADS                                    3,700                  247

                                                                          1,273

Household Products  0.6%

Colgate-Palmolive                                    7,060                  361

Kimberly-Clark                                       3,200                  211

Procter & Gamble                                     2,400                  132

Personal Products  0.1%

Chattem *(ss.)                                         300                   10

Gillette                                             1,200                   54

L'Oreal (EUR) (ss.)                                    357                   27

                                                                             91

Tobacco  0.9%

Altria Group                                        13,880                  848

UST                                                  5,230                  252

                                                                          1,100

Total Consumer Staples                                                    5,774


ENERGY  4.5%

Energy Equipment & Services  1.7%

Atwood Oceanics *                                      600                   31

Baker Hughes                                        19,900                  849

BJ Services                                          3,400                  158

FMC Technologies *                                   1,900                   61

Grant Prideco *                                      3,500                   70

Hanover Compressor *                                 1,800                   26

Hydril *                                               400                   18

Key Energy Services *                                  800                   10

Lone Star Technologies *                               500                   17

National Oilwell *(ss.)                              2,100                   74

Schlumberger                                         6,500                  435

Seacor Holdings *(ss.)                               1,000                   53

Smith International *                                5,500                  299

Technip (EUR)                                          142                   26

Transocean *                                           800                   34

W-H Energy Services *                                  600                   14

                                                                          2,175

Oil & Gas  2.8%

Bill Barrett *(ss.)                                    200                    6

BP (GBP)                                            11,862                  116

BP ADR                                              11,338                  662

ChevronTexaco                                       10,548                  554

ENI S.p.A. (EUR)                                     8,078                  201

ExxonMobil                                           8,626                  442

Forest Oil *                                         1,600                   51

INPEX (JPY) *                                            2                   10

Marathon Oil                                         6,260                  235

Murphy Oil                                             600                   48

Noble Energy (ss.)                                     900                   56

Norsk Hydro (NOK)                                      688                   54

OMV (EUR)                                               50                   15

Petroleo Brasileiro
  (Petrobras) ADR (ss.)                              3,800                  138

Shell Transport & Trading (GBP)                     18,310                  156

Shell Transport & Trading ADR                        1,200                   62

Statoil ASA (NOK)                                    7,426                  116

Tonen General Sekiyu (JPY)                           2,000                   18

Total (EUR) (ss.)                                    1,045                  227

Unocal                                               7,030                  304

Woodside Petroleum (AUD)                             2,566                   40

                                                                          3,511

Total Energy                                                              5,686


FINANCIALS  14.2%

Capital Markets  3.2%

Affiliated Managers Group *(ss.)                       600                   41

AmeriTrade *                                        16,700                  237

Babcock & Brown (AUD) *                              7,158                   61

Bank of New York                                     4,200                  140

Charles Schwab                                      10,950                  131

Credit Suisse Group (CHF) *                          3,079                  129

Franklin Resources                                   5,600                  390

Goldman Sachs                                        3,000                  312

Investors Financial Services (ss.)                     800                   40

Legg Mason                                           4,450                  326

Macquarie Bank (AUD)                                 3,032                  110

Mellon Financial                                    22,180                  690

Merrill Lynch                                        5,600                  335

Morgan Stanley                                       2,900                  161

National Financial Partners                            400                   15

Northern Trust                                       5,700                  277

Piper Jaffray Cos *                                  1,000                   48

State Street                                        12,700                  624

                                                                          4,067

Commercial Banks  3.9%

ABN Amro Holdings (EUR)                              3,682                   97

Alliance & Leicester (GBP)                           4,098                   72

Australia & New Zealand
  Banking (AUD)                                      9,421                  151

Australia & New Zealand
  Banking ADR (ss.)                                    100                    8

Banca Intesa (EUR)                                  15,639                   75

Banco Santander Central
  Hispano (EUR)                                      9,059                  112

Banco Santander Chile ADR                            1,745                   59

Bank Austria
  Creditanstalt (EUR)                                1,263                  114

Bank of America                                     17,100                  803

Bank of Ireland
  (Dublin Listing) (EUR)                             4,961                   82

Bank of Yokohama (JPY)                               9,600                   60

Barclays (GBP)                                      23,400                  263

BNP Paribas (EUR) (ss.)                              2,208                  159

Boston Private Financial (ss.)                         700                   20

Chittenden                                           2,143                   62

Citizens Banking                                     1,600                   55

Community Bancorp *                                    100                    3

DBS Group (SGD)                                      9,789                   97

Dexia (EUR)                                          2,394                   55

Glacier Bancorp (ss.)                                  552                   19

Grupo Financiero
  Banorte (MXN)                                     27,997                  176

HBOS (GBP)                                           7,768                  126

HSBC (GBP)                                           5,567                   94

Joyo Bank (JPY)                                      9,000                   44

Mitsubishi Tokyo
  Financial (JPY)                                        5                   51

National Australia Bank (AUD)                        5,816                  131

NORDEA (SEK)                                        14,440                  145

Pinnacle Financial Partners *(ss.)                     200                    4

Provident Bankshares                                   900                   33

Royal Bank of Scotland (GBP)                         7,629                  256

Sandy Spring Bancorp                                   800                   31

SEB, Series A (SEK)                                  4,999                   96

Signature Bank *(ss.)                                  100                    3

Southwest Bancorp of Texas                           2,200                   51

Sumitomo Mitsui
  Financial (JPY) (ss.)                                 12                   87

Svenska Handelsbanken
  Series A (SEK)                                     5,244                  136

Texas Capital Bancshares *                           1,100                   24

The 77 Bank (JPY)                                    5,000                   35

U.S. Bancorp                                        16,700                  523

UniCredito Italiano (EUR)                           12,234                   70

Valley National Bancorp                              1,519                   42

Wells Fargo                                          4,700                  292

WestAmerica                                          1,300                   76

                                                                          4,892

Consumer Finance  1.0%

AIFUL (JPY)                                            550                   60

American Express                                    16,150                  911

SLM Corporation                                      6,200                  331

                                                                          1,302

Diversified Financial Services  1.3%

Citigroup                                           25,050                1,207

ING Groep GDS (EUR)                                  3,270                   99

J.P. Morgan Chase                                    8,214                  320

                                                                          1,626

Insurance 3.1%

Aioi Insurance (JPY)                                11,000                   51

American International Group                        17,198                1,129

Aspen Insurance Holdings                             1,000                   24

Assured Guaranty                                     2,000                   39

Aviva (GBP)                                          4,630                   56

AXA (EUR)                                            5,828                  143

Bristol West Holdings                                1,300                   26

Brown & Brown (ss.)                                    300                   13

CNP Assurances (EUR)                                 1,401                  100

Genworth Financial, Class A                         11,400                  308

Hannover
  Rueckversicherung (EUR)                              995                   39

Harleysville Group                                     400                    9

Hartford Financial Services                          4,800                  333

Horace Mann Educators                                1,900                   36

Infinity Property & Casualty                         1,100                   39

Insurance Australia
  Group (AUD) (ss.)                                  7,264                   36

Markel *                                               130                   47

Marsh & McLennan                                     5,100                  168

Mitsui Sumitomo
  Insurance (JPY)                                    5,300                   46

Ohio Casualty *                                      2,700                   63

PartnerRe (ss.)                                        800                   50

QBE Insurance (AUD)                                  4,407                   53

Royal & Sun Alliance (GBP)                          26,119                   39

SAFECO (ss.)                                         8,700                  454

Selective Insurance                                    700                   31

St. Paul Companies                                   7,663                  284

Unipol (EUR) (ss.)                                  14,412                   66

W. R. Berkley                                          525                   25

XL Capital                                           2,800                  217

                                                                          3,924

Real Estate  1.1%

Arden Realty, REIT                                     800                   30

China Overseas Land (HKD)                          146,000                   36

Corio (EUR)                                            853                   50

EastGroup Properties, REIT                             900                   35

Equity Lifestyle
  Properties, REIT                                     400                   14

Essex Property Trust, REIT                             100                    9

Federal Realty Investment
  Trust REIT                                         6,300                  326

Gables Residential Trust
  REIT (ss.)                                           900                   32

General Property Trust
  Equity Units (AUD)                                25,480                   74

LaSalle Hotel Properties, REIT                         500                   16

Mirvac (AUD)                                         6,894                   26

Parkway Properties, REIT                               300                   15

Reckson Associates Realty, REIT                      7,326                  240

Simon Property Group, REIT                           5,696                  368

Sun Hung Kai Properties (HKD)                        5,200                   52

Washington SBI, REIT (ss.)                           1,000                   34

Wheelock (HKD)                                      14,600                   24

                                                                          1,381

Thrifts & Mortgage Finance  0.6%

Bradford & Bingley (GBP)                            12,153                   78

Fannie Mae                                           4,520                  322

Frankfort First                                        100                    2

Freddie Mac                                          2,780                  205

Hypo Real Estate (EUR) *                             2,461                  102

Triad Guaranty *                                       300                   18

                                                                            727

Total Financials                                                         17,919


HEALTH CARE  7.4%

Biotechnology  1.1%

Abgenix *(ss.)                                         200                    2

Alexion Pharmaceutical *(ss.)                          400                   10

Alkermes *(ss.)                                      1,100                   16

Amgen *                                              8,800                  565

Amylin Pharmaceuticals *(ss.)                          400                    9

Anadys Pharmaceuticals *(ss.)                          600                    4

Biogen Idec *                                        2,900                  193

Cephalon *(ss.)                                        376                   19

CSL Limited (AUD)                                      886                   20

Cubist Pharmaceuticals *(ss.)                        1,200                   14

CV Therapeutics *(ss.)                                 200                    5

Cytogen *(ss.)                                         400                    5

Cytokinetics *(ss.)                                    100                    1

deCode Genetics *(ss.)                               1,000                    8

Dynavax Technologies *(ss.)                            400                    3

Exelixis *(ss.)                                      1,100                   10

Genentech *                                          1,900                  103

Gilead Sciences *                                    7,400                  259

Martek Biosciences *(ss.)                              400                   21

Memory Pharmaceuticals *(ss.)                          400                    2

Myriad Genetics *(ss.)                                 900                   20

Neurocrine Biosciences *                               500                   25

NPS Pharmaceuticals *(ss.)                             300                    6

ONYX Pharmaceuticals *(ss.)                            600                   19

Rigel Pharmaceuticals *(ss.)                           300                    7

Trimeris *                                             600                    9

Vertex Pharmaceuticals *(ss.)                        1,648                   17

                                                                          1,372

Health Care Equipment &
Supplies  1.2%

Advanced Neuromodulation
  Systems *(ss.)                                       700                   28

Analogic (ss.)                                         300                   13

Baxter International                                10,800                  373

Biomet                                               1,700                   74

Boston Scientific *                                  4,500                  160

DJ Orthopedics *                                       900                   19

Edwards Lifesciences *                                 500                   21

Elekta, Series B (SEK) *                             1,283                   37

EPIX Pharmaceuticals *                                 300                    5

Integra LifeSciences *                                 800                   30

Matthews International
  Class A                                            1,400                   52

Medtronic                                            7,100                  353

NuVasive *(ss.)                                        700                    7

ResMed *(ss.)                                        1,200                   61

St. Jude Medical *                                   1,800                   75

Steris *                                             1,000                   24

Stryker                                              2,500                  121

Thoratec *(ss.)                                        700                    7

Wilson Greatbatch
  Technologies *(ss.)                                  600                   13

                                                                          1,473

Health Care Providers &
Services  2.0%

Accredo Health *                                     1,300                   36

Alliance UniChem (GBP)                               2,373                   34

AmerisourceBergen                                    5,200                  305

Celesio (EUR)                                          858                   69

Henry Schein *                                         900                   63

LabOne *                                               400                   13

Lifeline Systems *                                     800                   21

LifePoint Hospitals *                                  200                    7

Sunrise Senior Living *(ss.)                         1,500                   69

Suzuken (JPY)                                          700                   19

Symbion *(ss.)                                         800                   18

United Surgical Partners
  International *(ss.)                               1,100                   46

UnitedHealth Group                                  13,500                1,188

WellChoice *                                           500                   27

WellPoint *                                          5,700                  655

                                                                          2,570

Pharmaceuticals  3.1%

Abbott Laboratories                                  2,800                  131

Able Laboratories *(ss.)                               400                    9

AstraZeneca ADR                                      1,800                   66

Atherogenics *(ss.)                                    800                   19

Eisai (JPY)                                          1,300                   43

Elan ADR *(ss.)                                      4,800                  131

Eli Lilly                                            1,200                   68

Eon Labs *(ss.)                                        500                   13

Forest Laboratories *                                3,000                  135

GlaxoSmithKline (GBP)                                6,401                  150

GlaxoSmithKline ADR                                  2,000                   95

Hisamitsu Pharmaceutical (JPY)                       1,700                   33

Inspire Pharmaceuticals *(ss.)                       1,300                   22

Johnson & Johnson                                    6,660                  422

Kobayashi Pharmaceutical (JPY) (ss.)                 1,000                   27

Medicines Company *                                    300                    9

Merck                                                5,700                  183

Nektar Therapeutics *                                  300                    6

Novartis (CHF)                                       4,787                  240

Noven Pharmaceuticals *                              1,200                   20

Novo Nordisk, Series B (DKK)                           513                   28

Pfizer                                              18,300                  492

Sanofi-Aventis (EUR) (ss.)                           2,277                  181

Schering-Plough                                     20,300                  424

Takeda Chemical
  Industries (JPY)                                   1,300                   65

Teva Pharmaceutical ADR                              4,900                  146

Theravance *(ss.)                                      200                    4

Wyeth                                               17,080                  727

                                                                          3,889

Total Health Care                                                         9,304


INDUSTRIALS & BUSINESS SERVICES  8.2%

Aerospace & Defense  1.1%

Armor Holdings *                                     1,600                   75

British Aerospace (GBP)                             12,944                   57

European Aeronautic
  Defense & Space (EUR) (ss.)                        2,706                   78

General Dynamics                                     1,200                  125

Honeywell International                              4,800                  170

Lockheed Martin                                     14,700                  817

Mercury Computer Systems *                             700                   21

Rockwell Collins                                       700                   28

                                                                          1,371

Air Freight & Logistics  0.5%

EGL *                                                1,200                   36

Pacer International *                                1,000                   21

Ryder System                                           300                   14

TPG (EUR)                                            1,698                   46

UPS, Class B                                         5,500                  470

UTi Worldwide (ss.)                                    300                   21

                                                                            608

Airlines  0.0%

Frontier Airlines *(ss.)                               900                   10

Midwest Express Holdings *(ss.)                        900                    3

Qantas Airways (AUD)                                 7,268                   21

                                                                             34

Building Products  0.1%

Kaba Holding (CHF)                                      93                   29

Pilkington (GBP)                                    26,011                   55

Quixote (ss.)                                          300                    6

Trex *(ss.)                                            600                   31

                                                                            121

Commercial Services & Supplies  1.5%

Apollo Group, Class A *                              3,150                  254

Cendant                                              6,700                  157

Central Parking (ss.)                                1,600                   24

ChoicePoint *                                        1,300                   60

Consolidated Graphics *                              1,100                   50

Education Management *                                 300                   10

Electro Rent                                           600                    8

First Advantage, Class A *                             300                    6

G & K Services, Class A                              1,000                   43

Glory (JPY)                                          1,200                   19

Herman Miller                                        1,800                   50

Intersections *                                        200                    3

Ionics *(ss.)                                        1,100                   48

KForce *                                             1,600                   18

Layne Christensen *(ss.)                               100                    2

LECG *                                               1,000                   19

R.R. Donnelley                                      13,800                  487

Resources Connection *                               1,100                   60

SOURCECORP *                                           800                   15

Tetra Tech *                                         1,590                   27

Waste Management                                    17,322                  519

West Corporation *(ss.)                                400                   13

                                                                          1,892

Construction & Engineering  0.2%

Acciona (EUR)                                          949                   84

Balfour Beatty (GBP)                                 9,132                   55

Downer EDI (AUD) (ss.)                               6,063                   23

Insituform Technologies *                              800                   18

JGC (JPY) (ss.)                                      3,000                   27

NCC AB, Series B (SEK)                               4,645                   61

                                                                            268

Electrical Equipment  0.1%

A.O. Smith                                           1,800                   54

American Superconductor *(ss.)                         300                    4

Artesyn Technologies *                               1,400                   16

Sumitomo Electric
  Industries (JPY)                                   3,000                   33

Woodward Governor                                      100                    7

                                                                            114

Industrial Conglomerates  2.2%

DCC (EUR)                                            2,609                   58

GE                                                  29,100                1,062

Hutchison Whampoa (HKD)                              6,000                   56

Sembcorp (SGD)                                      68,000                   68

Siemens (EUR)                                        1,768                  149

Tyco International                                  39,752                1,421

                                                                          2,814

Machinery  1.5%

Actuant, Class A *(ss.)                                840                   44

Cascade (ss.)                                          400                   16

Danaher                                             12,800                  735

Deere                                                7,200                  536

Fanuc (JPY) (ss.)                                    1,000                   65

Graco                                                1,050                   39

Guinness Peat Group (NZD)                           16,856                   26

Harsco                                               1,100                   61

IDEX                                                   450                   18

Lindsay Manufacturing (ss.)                          1,200                   31

Mitsubishi Heavy
  Industries (JPY)                                  15,000                   43

NSK (JPY)                                            3,400                   17

Pall                                                 6,400                  185

SKF, Series B (SEK)                                    850                   38

Toro                                                   500                   41

                                                                          1,895

Marine  0.1%

Nippon Yusen (JPY)                                  14,000                   75

                                                                             75

Road & Rail  0.8%

Arriva (GBP)                                         6,957                   72

Burlington Northern Santa Fe                         8,900                  421

Genesee & Wyoming, Class A *                           200                    6

Heartland Express                                      776                   17

Knight Transportation (ss.)                          1,850                   46

Nippon Express (JPY)                                 6,000                   30

Norfolk Southern                                    13,000                  470

Overnite                                               500                   19

                                                                          1,081

Trading Companies &
Distributors  0.1%

Interline Brands *                                     600                   11

Mitsubishi (JPY)                                     6,400                   82

Sumitomo (JPY)                                       4,000                   34

                                                                            127

Total Industrials & Business Services                                    10,400


INFORMATION TECHNOLOGY  8.7%

Communications Equipment  1.8%

ADTRAN                                                 800                   15

Belden CDT (ss.)                                     2,000                   46

Black Box (ss.)                                        700                   34

Cisco Systems *                                     27,600                  533

Corning *                                           55,200                  650

F5 Networks *                                          500                   24

Ixia *                                                 700                   12

Juniper Networks *                                   7,400                  201

Lucent Technologies *(ss.)                          78,000                  293

Nokia (EUR)                                          2,667                   42

Nokia ADR                                            4,900                   77

Packeteer *                                            400                    6

QUALCOMM                                             5,700                  242

Riverstone Networks *                                2,000                    2

Sagem (EUR) (ss.)                                    2,325                   49

Sirf Technology Holdings *(ss.)                        900                   12

Tekelec *                                              400                    8

                                                                          2,246

Computers & Peripherals  0.9%

Creative Technology (SGD)                            1,200                   18

Dell *                                              16,500                  695

Emulex *(ss.)                                        1,400                   24

Gateway *(ss.)                                       3,800                   23

IBM                                                  1,000                   99

Lexmark International *                              1,000                   85

NEC (JPY)                                            4,000                   25

QLogic *                                             1,400                   51

Synaptics *                                            600                   18

Toshiba (JPY)                                        9,000                   38

                                                                          1,076

Electronic Equipment &
Instruments  0.2%

Cogent *                                               300                   10

Digital Theater Systems *(ss.)                         700                   14

Global Imaging Systems *                               800                   32

KEMET *(ss.)                                         2,200                   20

Kyocera (JPY)                                          300                   23

Littelfuse *                                           800                   27

Methode Electronics                                  1,200                   15

Newport *                                              900                   13

Plexus *                                             2,200                   29

Shimadzu (JPY)                                      10,000                   60

TDK (JPY)                                              500                   37

Technitrol *                                           400                    7

Woodhead Industries                                  1,200                   19

                                                                            306

Internet Software & Services  0.6%

Digital Insight *(ss.)                               1,600                   29

Google, Class A *                                      700                  135

IAC/InterActiveCorp *(ss.)                           6,000                  166

MatrixOne *(ss.)                                     1,900                   12

WebSideStory *                                         200                    3

Yahoo! *                                            11,400                  430

                                                                            775

IT Services  0.9%

Accenture, Class A *                                 3,600                   97

Affiliated Computer Services
  Class A *                                          3,000                  181

Automatic Data Processing                            2,200                   98

BISYS Group *                                        1,300                   21

CACI International, Class A *                          800                   54

First Data                                           4,268                  182

Fiserv *                                             3,900                  157

Global Payments (ss.)                                  900                   53

Indra Sistemas (EUR)                                 3,653                   62

Iron Mountain *                                      1,825                   56

Logica CMG (GBP)                                     6,173                   23

Maximus *(ss.)                                       1,200                   37

MPS Group *                                          2,800                   34

RightNow Technologies *(ss.)                           800                   13

Trans Cosmos (JPY)                                   1,000                   34

                                                                          1,102

Office Electronics  0.1%

Canon (JPY)                                          1,700                   92

Neopost (EUR)                                          572                   44

                                                                            136

Semiconductor & Semiconductor
Equipment  1.6%

AMIS Holdings *                                        900                   15

Analog Devices                                       7,200                  266

ASML Holding (EUR) *                                 2,847                   45

Atheros Communications *(ss.)                          200                    2

ATMI *                                               1,000                   22

Brooks-Pri Automation *                                800                   14

Cabot Microelectronics *(ss.)                          500                   20

Credence Systems *(ss.)                              1,500                   14

Cymer *                                                500                   15

Cypress Semiconductor *(ss.)                           300                    3

Entegris *                                           1,700                   17

Exar *                                               1,400                   20

Intel                                               16,200                  379

Jenoptik (EUR) *                                     2,537                   27

KLA-Tencor *                                         1,200                   56

Lattice Semiconductor *(ss.)                         2,500                   14

Maxim Integrated Products                            9,300                  394

Microchip Technology                                 1,300                   35

Microsemi *                                          1,000                   17

MKS Instruments *                                    1,800                   33

Mykrolis *                                           1,600                   23

Nikon (JPY)                                          3,000                   37

PDF Solutions *(ss.)                                 1,400                   23

PortalPlayer *                                         100                    2

Power Integrations *                                   700                   14

Rohm (JPY)                                             100                   10

Semiconductor Manufacturing
  International ADR *(ss.)                             900                   10

Semtech *(ss.)                                       1,900                   41

Silicon Laboratories *(ss.)                            700                   25

Tessera Technologies *(ss.)                            800                   30

Texas Instruments                                    7,200                  177

Xilinx                                               8,600                  255

                                                                          2,055
Software  2.6%

Actuate *                                              400                    1

Adobe Systems                                        4,800                  301

Altiris *(ss.)                                         700                   25

Blackbaud *(ss.)                                       100                    1

Catapult Communications *                              500                   12

Concord Communications *                               600                    7

FactSet Research Systems (ss.)                         900                   53

FileNet *                                            1,600                   41

Hyperion Solutions *                                   400                   19

Internet Security Systems *                            900                   21

Intuit *                                             5,300                  233

Jack Henry & Associates                              2,600                   52

Kronos *                                             1,400                   72

Magma Design Automation *                              600                    8

Mercury Interactive *                                  300                   14

Microsoft                                           56,880                1,519

Motive *(ss.)                                          900                   10

NEC Soft (JPY) (ss.)                                 1,100                   35

NetIQ *                                              1,584                   19

Open Solutions *                                       300                    8

Oracle *                                            15,600                  214

Progress Software *                                  1,000                   23

Quest Software *                                     1,500                   24

Red Hat *(ss.)                                       1,000                   13

RSA Security *                                       1,200                   24

SAP (EUR)                                              610                  108

SAP ADR                                              4,500                  199

SPSS *                                                 400                    6

Trend Micro (JPY) (ss.)                                500                   27

Verisity *                                             500                    4

VERITAS Software *                                   4,375                  125

Verity *                                             1,500                   20

                                                                          3,238

Total Information Technology                                             10,934


MATERIALS  5.2%

Chemicals  2.1%

Agrium                                              15,700                  265

Airgas                                               3,000                   79

Arch Chemicals (ss.)                                 1,200                   35

BASF (EUR)                                           1,906                  137

Degussa (EUR) (ss.)                                  2,553                  107

Dow Chemical                                        10,300                  510

DuPont                                               7,784                  382

Ferro                                                2,000                   46

Hercules *                                           9,600                  143

International Flavors
  & Fragrances                                       5,900                  253

Kaneka (JPY)                                         5,000                   56

MacDermid                                              300                   11

Material Sciences *                                    800                   14

Minerals Technologies                                1,000                   67

Mitsubishi Gas Chemical (JPY)                       11,000                   52

Monsanto                                               200                   11

Mosaic *(ss.)                                        2,300                   37

Potash Corp./Saskatchewan                            4,900                  407

Symyx Technologies *(ss.)                              800                   24

Yara International (NOK) *(ss.)                        942                   12

                                                                          2,648

Construction Materials  0.3%

Aggregate (GBP)                                     27,245                   54

Boral (AUD)                                         24,130                  129

Cemex (MXN)                                         12,858                   94

Lafarge (EUR)                                          310                   30

RMC (GBP)                                            3,437                   56

Containers & Packaging  0.0%

Chesapeake Corp.                                       700                   19

Smurfit-Stone Container *(ss.)                         300                    6

                                                                             25

Metals & Mining  2.3%

Alcoa                                                6,968                  219

Anglo American (GBP)                                 2,229                   53

BHP Billiton (AUD)                                  13,800                  165

Bluescope Steel (AUD)                               20,815                  134

Gibraltar Industries (ss.)                             450                   11

Lihir Gold (AUD) *(ss.)                             21,900                   20

Meridian Gold *(ss.)                                 1,900                   36

Nippon Steel (JPY)                                  43,000                  105

Nucor                                               23,500                1,230

Phelps Dodge                                         7,900                  781

SSAB Svenskt Stal
  Series A (SEK)                                     3,685                   88

Steel Dynamics (ss.)                                   700                   27

Voestalpine (EUR) (ss.)                                740                   57

                                                                          2,926

Paper & Forest Products  0.5%

Buckeye Technologies *                               1,900                   25

MeadWestvaco                                         6,400                  217

Neenah Paper *                                          96                    3

UPM-Kymmene (EUR)                                    1,203                   27

Weyerhaeuser                                         4,500                  302

                                                                            574

Total Materials                                                           6,536


TELECOMMUNICATION SERVICES  1.9%

Diversified Telecommunication
Services  0.7%

Arbinet Holdings *(ss.)                                100                    3

Cable & Wireless (GBP)                               8,869                   20

China Telecom
  (H shares) (HKD)                                 153,000                   56

Compania de Telecomunicaciones
  de Chile (Class A) ADR                             3,300                   37

Royal KPN (EUR)                                      8,947                   85

Sprint                                              14,500                  360

TDC (DKK)                                            1,401                   59

Tele Norte Leste ADR (ss.)                           3,500                   59

Tele2, Series B (SEK)                                1,311                   51

Telenor (NOK)                                       10,370                   94

Telus                                                2,800                   81

                                                                            905

Wireless Telecommunication
Services  1.2%

America Movil ADR, Series L                          2,400                  126

Bouygues (EUR) (ss.)                                 2,053                   94

China Unicom (HKD)                                  23,000                   18

KDDI (JPY)                                              19                  102

mmO2 (GBP) *                                        61,318                  144

Nextel Communications
  Class A *                                         13,600                  408

Spectrasite *                                          900                   52

Telecom Italia Mobile (EUR) (ss.)                   17,828                  133

Vodafone ADR                                        12,700                  348

Western Wireless, Class A *                            400                   12

                                                                          1,437

Total Telecommunication Services                                          2,342


UTILITIES  1.6%

Electric Utilities  1.2%

Black Hills (ss.)                                      400                   12

Cleco                                                  800                   16

E.On (EUR)                                           2,312                  210

El Paso Electric *!                                    900                   17

Electric Power, 144A (JPY) *                           300                    8

Exelon                                               6,750                  297

FirstEnergy                                          6,387                  252

Hong Kong Electric (HKD)                             6,100                   28

Iberdrola (EUR) (ss.)                                3,676                   93

Tohoku Electric Power (JPY)                          3,600                   65

TXU                                                  8,140                  526

                                                                          1,524

Gas Utilities  0.2%

Australian Gas Light (AUD)                           2,475                   27

Centrica (GBP)                                      23,267                  105

Toho Gas (JPY)                                      20,000                   71

                                                                            203

Multi-Utilities & Unregulated
Power  0.2%

Constellation Energy Group                           4,600                  201

RWE (EUR)                                              845                   47

United Utilities (GBP)                               4,554                   55

                                                                            303

Total Utilities                                                           2,030

Total Common Stocks (Cost  $58,594)                                      82,971

PREFERRED STOCKS  0.1%

Fresenius (EUR)                                        493                   46

Porsche (EUR)                                          102                   65

Total Preferred Stocks (Cost  $64)                                          111


CORPORATE BONDS  4.8%

ABN Amro Bank (Chicago)
    7.125%, 6/18/07                                 40,000                   43

ACE INA Holdings
    5.875%, 6/15/14                                 35,000                   36

AIG Sunamerica Global
  Financing XII, 144A
    5.30%, 5/30/07                                 100,000                  104

Alabama Power
  VR, 2.571%, 8/25/09                               35,000                   35

Alcan Aluminum
    6.125%, 12/15/33                                40,000                   42

Allstate Financial Global Funding
  144A, 5.25%, 2/1/07                               35,000                   36

Amerada Hess,
    7.875%, 10/1/29                                 30,000                   35

America Movil, 5.50%, 3/1/14                        30,000                   29

Amgen, 144A, 4.00%, 11/18/09                        30,000                   30

AOL Time Warner
    7.625%, 4/15/31                                 45,000                   54

Appalachian Power
    4.80%, 6/15/05                                  50,000                   50

AT&T Broadband
    8.375%, 3/15/13                                 50,000                   62

Baker Hughes
    6.875%, 1/15/29                                 65,000                   76

Bank One, 5.25%, 1/30/13                            85,000                   88

BB&T, 6.50%, 8/1/11                                 20,000                   22

Belo, 8.00%, 11/1/08                                20,000                   23

Black Hills, 6.50%, 5/15/13                         40,000                   41

Boeing, 8.75%, 8/15/21                              25,000                   34

Buckeye Partners
    5.30%, 10/15/14                                 15,000                   15

    6.75%, 8/15/33                                  20,000                   23

Bunge Limited Finance
    4.375%, 12/15/08                                45,000                   45

Canadian National Railway
    6.25%, 8/1/34                                   50,000                   54

Canadian Natural Resources
    7.20%, 1/15/32                                  90,000                  106

CE Electric UK Funding, 144A
    6.995%, 12/30/07                                35,000                   37

Celulosa Arauco y Constitucion
    5.125%, 7/9/13                                  40,000                   40

Centerpoint Energy
    5.875%, 6/1/08                                  35,000                   37

Centex, 4.55%, 11/1/10                              50,000                   50

Chancellor Media
    8.00%, 11/1/08                                  25,000                   28

CIT Group, 2.875%, 9/29/06                          20,000                   20

CIT Group Holdings
    7.75%, 4/2/12                                   60,000                   71

Citigroup, 5.00%, 3/15/14                           70,000                   70

Cleveland Electric Illuminating
    5.65%, 12/15/13                                 45,000                   47

ConocoPhillips
    5.90%, 10/15/32                                 45,000                   47

Countrywide Home Loans
    4.125%, 9/15/09                                 50,000                   50

CVS, 4.00%, 9/15/09                                 25,000                   25

DaimlerChrysler
    6.50%, 11/15/13                                 50,000                   54

  VR, 2.94%, 9/10/07                                40,000                   40

Deutsche Telekom
  International Finance
  STEP, 8.75%, 6/15/30                              35,000                   46

Developers Diversified Realty
    3.875%, 1/30/09                                 35,000                   34

Devon Financing
    7.875%, 9/30/31                                 40,000                   50

Diamond Offshore Drilling
  144A, 5.15%, 9/1/14                               30,000                   30

Dominion Resources
    5.00%, 3/15/13                                  30,000                   30

Dow Chemical, 6.125%, 2/1/11                        30,000                   33

Duke Capital
    4.302%, 5/18/06                                 25,000                   26

    6.25%, 2/15/13                                  40,000                   43

Encana Holdings Finance
    5.80%, 5/1/14                                   50,000                   53

EOP Operating,
    4.65%, 10/1/10                                  35,000                   35

Exelon Generation
    5.35%, 1/15/14                                  35,000                   36

Federated Department Stores
    6.625%, 4/1/11                                  35,000                   39

First Union, 6.40%, 4/1/08                          20,000                   22

Ford Motor Credit
    5.625%, 10/1/08                                115,000                  117

  VR, 3.24%, 11/16/06                               25,000                   25

France Telecom
  STEP, 8.50%, 3/1/11                               40,000                   48

Franklin Resources
    3.70%, 4/15/08                                  15,000                   15

Fund American Companies
    5.875%, 5/15/13                                 45,000                   46

General Electric Capital
    6.00%, 6/15/12                                  60,000                   65

Genworth Financial
    5.75%, 6/15/14                                  45,000                   47

GlaxoSmithKline
    5.375%, 4/15/34                                 30,000                   30

GM, 8.375%, 7/15/33                                 80,000                   83

GMAC, 7.25%, 3/2/11                                 55,000                   58

Goldman Sachs Capital I
    6.345%, 2/15/34                                 90,000                   93

GTECH, 144A
    4.50%, 12/1/09                                  25,000                   25

Halliburton, 144A
  VR, 2.86%, 1/26/07                                45,000                   45

Harrah's Operating
    5.50%, 7/1/10                                   25,000                   26

HBOS, 144A
    6.00%, 11/1/33                                  40,000                   42

Hearst-Argyle, 7.00%, 1/15/18                       35,000                   39

Highmark, 144A
    6.80%, 8/15/13                                  35,000                   38

Hospira, 4.95%, 6/15/09                             45,000                   46

Household Finance
    6.375%, 11/27/12                                35,000                   39

Hutchison Whampoa, 144A
    5.45%, 11/24/10                                 60,000                   62

IBM, 4.25%, 9/15/09                                 55,000                   56

International Lease Finance
    6.375%, 3/15/09                                 45,000                   49

International Speedway
    4.20%, 4/15/09                                  20,000                   20

John Deere Capital
    7.00%, 3/15/12                                  55,000                   64

Kaneb Pipe Line Operations
    7.75%, 2/15/12                                  25,000                   29

Kinder Morgan, 6.50%, 9/1/12                        50,000                   55

Kraft Foods, 5.625%, 11/1/11                        45,000                   48

Kroger, 8.05%, 2/1/10                               45,000                   52

Lear, 144A, 5.75%, 8/1/14                           20,000                   20

Lennar, 144A, 5.50%, 9/1/14                         45,000                   45

Masco, 5.875%, 7/15/12                              80,000                   86

May Department Stores
    3.95%, 7/15/07                                  15,000                   15

MBNA America Bank
    4.625%, 8/3/09                                  50,000                   51

McCormick, 6.40%, 2/1/06                           125,000                  129

Miller Brewing, 144A
    5.50%, 8/15/13                                  60,000                   62

Morgan Stanley
    3.625%, 4/1/08                                  75,000                   75

Nationwide Financial Services
    5.90%, 7/1/12                                   55,000                   59

Nationwide Mutual Insurance
    144A, 6.60%, 4/15/34                            25,000                   25

News America, 144A
    6.20%, 12/15/34                                 30,000                   30

NLV Financial, 144A
    7.50%, 8/15/33                                  30,000                   32

Northern Trust
    4.60%, 2/1/13                                   30,000                   30

NVR, 5.00%, 6/15/10                                 35,000                   35

Panhandle Eastern Pipeline
    4.80%, 8/15/08                                  20,000                   20

Pemex Project Funding Master Trust
    7.375%, 12/15/14                                30,000                   33

  144A, VR, 3.79%, 3/15/05                          45,000                   46

PG&E
    6.05%, 3/1/34                                   35,000                   36

  VR, 2.72%, 4/3/06                                 17,000                   17

Pinnacle West Capital
    6.40%, 4/1/06                                   45,000                   47

Pioneer Natural Resource
    5.875%, 7/15/16                                 25,000                   26

Plains All American Pipeline
    7.75%, 10/15/12                                 20,000                   23

PPL Capital Funding
    4.33%, 3/1/09                                   45,000                   45

Principal Life Global Funding
  144A, 5.125%, 10/15/13                            45,000                   46

Principal Mutual Life Insurance
  144A, 8.00%, 3/1/44                               45,000                   49

Progress Energy
    6.75%, 3/1/06                                   30,000                   31

Prudential Financial
    3.75%, 5/1/08                                   40,000                   40

PSEG Power, 8.625%, 4/15/31                         30,000                   40

Public Service of New Mexico
    4.40%, 9/15/08                                  35,000                   35

Puget Sound Energy
  VR, 2.37%, 7/14/06                                45,000                   45

Pulte Homes, 7.875%, 8/1/11                         35,000                   41

Reckson Operating Partnership
    5.15%, 1/15/11                                  40,000                   40

Rogers Cable, 5.50%, 3/15/14                        40,000                   38

Rouse, 8.43%, 4/27/05                              125,000                  127

Sealed Air, 144A
    5.375%, 4/15/08                                 40,000                   41

Security Benefit Life Insurance
  144A, 7.45%, 10/1/33                              20,000                   22

Sempra Energy, 6.00%, 2/1/13                        50,000                   53

Simon Property Group
    3.75%, 1/30/09                                  45,000                   44

SLM Corporation
  VR, 2.30%, 1/26/09                                50,000                   50

  VR, 3.78%, 4/1/09                                 35,000                   35

Sprint Capital
    6.90%, 5/1/19                                   55,000                   61

SunGard Data Systems
    3.75%, 1/15/09                                  25,000                   24

Telefonos De Mexico
    4.50%, 11/19/08                                 20,000                   20

Telus, 8.00%, 6/1/11                                30,000                   36

Transocean, 7.50%, 4/15/31                          30,000                   37

TXU Energy
  VR, 2.838%, 1/14/05                               10,000                   10

U.S. Bank, 2.87%, 2/1/07                            40,000                   39

U.S. Cellular, 6.70%, 12/15/33                      25,000                   26

Union Pacific, 6.50%, 4/15/12                       55,000                   61

UST, 6.625%, 7/15/12                                70,000                   78

Verizon Global Funding
    7.75%, 12/1/30                                  45,000                   56

Webster Financial
    5.125%, 4/15/14                                 45,000                   46

Wells Fargo
  VR, 2.59%, 3/23/07                                55,000                   55

Westar Energy, 7.875%, 5/1/07                       25,000                   27

Western Power Distribution
  Holdings, 144A
    6.875%, 12/15/07                                25,000                   26

Weyerhaeuser
    6.75%, 3/15/12                                  25,000                   28

    7.375%, 3/15/32                                 10,000                   12

Wyeth, 6.50%, 2/1/34                                30,000                   32

XL Capital, 6.50%, 1/15/12                          40,000                   44

XTO Energy, 6.25%, 4/15/13                          30,000                   33

Yum! Brands, 7.70%, 7/1/12                          45,000                   53

Total Corporate Bonds (Cost  $5,901)                                      6,106


ASSET-BACKED SECURITIES  0.6%

Capital Auto Receivables Asset Trust
  Series 2002-2, Class CERT
    4.18%, 10/15/07                                 43,346                   44

Chase Manhattan Auto Owner Trust
  Series 2001-B, Class CTFS
    3.75%, 5/15/08                                  22,009                   22

  Series 2003-A, Class A4
    2.06%, 12/15/09                                 80,000                   78

CIT RV Trust
  Series 1998-A, Class A4
    6.09%, 2/15/12                                  25,270                   25

Citibank Credit Card Issuance Trust
  Series 2001-C1, Class C1
  VR, 3.15%, 1/15/10                                55,000                   56

Hyundai Auto Receivables Trust
  Series 2003-A, Class A4
    3.02%, 10/15/10                                 40,000                   40

  Series 2003-A, Class D
    4.06%, 10/15/10                                 20,000                   20

MBNA Master Credit Card Trust II
  Series 2000-D, Class C, 144A
    8.40%, 9/15/09                                 125,000                  137

Morgan Stanley Auto Loan Trust
  Series 2004-HB1, Class C
  VR, 2.88%, 10/15/11                               28,477                   28

Peco Energy Transition Trust
  Series 2001-A, Class A1
    6.52%, 12/31/10                                110,000                  123

Reliant Energy Transition Bond
  Series 2001-1, Class A4
    5.63%, 9/15/15                                 100,000                  106

World Financial Network
  Series 2003-A, Class A2
  VR, 2.773%, 5/15/12                              100,000                  101

Total Asset-Backed Securities
(Cost  $769)                                                                780


FOREIGN GOVERNMENT
& AGENCY OBLIGATIONS  1.0%

Asian Development Bank
    6.25%, 6/15/11 (AUD)                           295,000                  238

European Investment Bank
    5.75%, 9/15/09 (AUD)                           100,000                   79

Federal Republic of Germany
    5.00%, 5/20/05 (EUR)                           295,000                  404

Government of Canada
    5.25%, 6/1/12 (CAD)                            365,000                  325

Republic of Chile
    5.50%, 1/15/13                                  45,000                   47

Republic of South Africa
    6.50%, 6/2/14                                   25,000                   27

United Mexican States
    6.375%, 1/16/13                                 55,000                   58

  VR, 2.29%, 1/13/09                                35,000                   36

Total Foreign Government & Agency
Obligations (Cost  $978)                                                  1,214


NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 1.4%

Banc of America Commercial Mortgage
   Series 2003-1, Class A2, CMO
   4.648%, 9/11/36                                 100,000                  100

  Series 2004-6, Class A1, CMO
    3.801%, 12/10/42                                25,000                   25

Bank of America Mortgage Securities
  Series 2003-L, Class 2A2, CMO
  VR, 4.32%, 1/25/34                               144,859                  144

  Series 2004-1, Class 3A2, CMO
  VR, 5.008%, 10/25/34                              55,597                   56

  Series 2004-A, Class 2A2, CMO
  VR, 4.152%, 2/25/34                               73,822                   73

  Series 2004-D, Class 2A2, CMO
  VR, 4.223%, 5/25/34                               53,437                   53

  Series 2004-H, Class 2A2, CMO
  VR, 4.821%, 9/25/34                               48,832                   49

BankBoston Home Equity Loan Trust
  Series 1998-1, Class A6
    6.35%, 2/25/13                                  66,529                   70

Bear Stearns Commercial Mortgage Securities
  Series 2004-6, Class A1, CMO
    3.688%, 11/11/41                                18,000                   18

  Series 2004-T14, Class A2, CMO
    4.17%, 1/12/41                                 225,000                  226

Chase Funding Mortgage Loan
  Series 2002-2, Class 1M1
    5.599%, 9/25/31                                 20,000                   20

Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A1, CMO
    3.787%, 10/15/41                                15,000                   15

Countrywide Asset-Backed Certificates
  Series 2003-5, Class AF3
    3.613%, 4/25/30                                 75,000                   75

Countrywide Home Loans
  Series 2003-60, Class 2A1, CMO
  VR, 5.017%, 2/25/34                               19,950                   20

DLJ Commercial Mortgage
  Series 1999-CG2, Class A1B, CMO
    7.30%, 6/10/32                                  75,000                   84

GE Capital Commercial Mortgage
  Series 2001-1, Class A2, CMO
    6.531%, 5/15/33                                100,000                  110

Greenwich Capital Commercial Funding
  Series 2004-GG1A, Class A2, CMO
    3.835%, 6/10/36                                 85,000                   85

J.P. Morgan Chase Commercial Mortgage
  Series 2001-CIB2, Class A2, CMO
    6.244%, 4/15/35                                100,000                  106

  Series 2001-CIBC, Class A3, CMO
    6.26%, 3/15/33                                 100,000                  110

LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2, CMO
    3.246%, 3/15/29                                125,000                  121

  Series 2004-C4, Class A2, CMO
  VR, 4.567%, 5/15/29                              125,000                  128

Washington Mutual
  Series 2004-AR1, Class A, CMO
  VR, 4.229%, 3/25/34                               48,397                   48

Total Non-U.S. Government Mortgage-
Backed Securities (Cost  $1,739)                                          1,736


U.S. GOVERNMENT & AGENCY MORTGAGE-
BACKED SECURITIES 6.8%

U.S. Government Agency Obligations +/- 5.4%

Federal Home Loan Mortgage
    4.50%, 11/1/18-5/1/19                          279,854                  280

    5.00%, 12/1/08-11/1/33                         587,099                  592

    5.50%, 9/1-12/1/33                              66,694                   68

    6.00%, 5/1/17-3/1/33                           452,499                  468

    7.00%, 6/1/32                                   44,270                   47

  ARM, 4.577%, 9/1/32                               37,534                   38

  CMO
    4.50%, 3/15/16                                 175,000                  175

    5.00%, 10/15-11/15/27                          225,000                  229

    5.50%, 4/15/28                                 200,000                  208

  CMO, IO
    4.50%, 7/15/11-5/15/16                         257,000                   28

  TBA, 6.00%, 12/1/99                               41,000                   43

Federal National Mortgage Assn.
    4.50%, 5/1/18-1/1/19                           543,036                  543

    5.00%, 3/1-4/1/34                              986,445                  981

    5.50%, 4/1/18-12/1/34                          971,297                  994

    6.00%, 10/1/13-11/1/34                         461,692                  479

    6.50%, 5/1/17-12/1/32                          359,372                  378

    7.00%, 4/1/32                                   12,902                   14

  CMO
    2.91%, 11/25/33                                 55,000                   55

    3.50%, 4/25/13                                  75,000                   75

    5.00%, 3/25/15                                 125,000                  127

  CMO, IO
    5.50%, 11/25/28                                 62,039                    5

    6.50%, 2/1/32                                   32,822                    6


  TBA
    5.50%, 1/1/18                                  465,000                  481

    6.00%, 1/1/33                                  425,000                  439

                                                                          6,753

U.S. Government Obligations 1.4%

Government National Mortgage Assn.
    5.00%, 7/15/33-3/20/34                         933,998                  936

    5.50%, 1/20-5/15/34                            439,248                  448

    6.00%, 4/15/26-2/20/34                         124,877                  130

    6.50%, 3/15/26-12/20/33                        104,778                  111

    7.00%, 9/20/27                                  69,922                   74

    8.00%, 10/15/25-6/15/26                         28,778                   32

    8.50%, 12/15/24                                  7,046                    8

    11.50%, 11/15/19                                 7,901                    9

  CMO, VR, 2.946%, 3/16/19                          60,000                   58

                                                                          1,806

Total U.S. Government &
Agency Mortgage-Backed
Securities (Cost  $8,498)                                                 8,559


U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED)  7.4%

U.S. Government Agency Obligations +/- 1.2%

Federal Home Loan Bank
    5.75%, 5/15/12                                 265,000                  288

Federal Home Loan Mortgage
    2.75%, 3/15/08                                  87,000                   85

    4.625%, 2/15/07 (EUR)                          315,000                  443

Federal National Mortgage Assn.
    4.375%, 9/15/12                                100,000                  100

    6.00%, 5/15/11                                 310,000                  340

    7.125%, 1/15/30                                240,000                  302

                                                                          1,558

U.S. Treasury Obligations 6.2%

U.S. Treasury Bonds
    5.375%, 2/15/31                                210,000                  227

    6.00%, 2/15/26                                 330,000                  378

    6.25%, 8/15/23-5/15/30                         380,000                  448

    6.375%, 8/15/27                                 50,000                   60

    7.50%, 11/15/16                                 95,000                  122

    8.50%, 2/15/20                                  20,000                   28

U.S. Treasury Inflation-Indexed Bonds
    2.375%, 1/15/25                                232,893                  249

U.S. Treasury Notes
    1.50%, 2/28/05-3/31/06                          60,000                   60

    1.625%, 4/30/05                                835,000                  833

    1.875%, 11/30/05                               105,000                  104

    2.875%, 11/30/06                             2,000,000                1,994

    3.375%, 11/15-12/15/08                         935,000                  932

    3.50%, 11/15/06                                835,000                  842

    4.00%, 6/15/09                                 425,000                  433

    4.25%, 11/15/13                                245,000                  247

    5.00%, 8/15/11                                 430,000                  458

    6.50%, 8/15/05 ++                              385,000                  394

                                                                          7,809

Total U.S. Government Agency Obligations
(excluding Mortgage-Backed) (Cost  $9,026)                                9,367


MUNICIPAL BONDS  0.4%

California
  GO, 5.25%, 4/1/34                                 20,000                   21

  Economic Recovery
    5.00%, 7/1/23
    (Tender 7/1/07)                                 20,000                   21

    5.00%, 7/1/23
    (Tender 7/1/08)                                 25,000                   27

Kansas Dev. Fin. Auth.
  Public Employee Retirement
    5.501%, 5/1/34
    (FSA Insured)                                   30,000                   31

Massachusetts, GO
    5.25%, 8/1/15
    (MBIA Insured)                                 100,000                  113

New York City, GO
    5.00%, 8/1/15                                   60,000                   64

New York State Urban Dev. Corp.
  Corrections & Youth Fac.
    5.25%, 1/1/21
    (Tender 1/1/09)                                 50,000                   54

North Carolina, GO
    5.25%, 3/1/13                                  145,000                  165

Oregon, Taxable Pension
    5.892%, 6/1/27                                  15,000                   16

Total Municipal Bonds (Cost  $507)                                          512


SHORT-TERM INVESTMENTS  4.7%

Money Market Fund  4.7%

T. Rowe Price Reserve
  Investment Fund
    2.28% #+                                     5,877,767                5,878

Total Short-Term Investments
(Cost  $5,878)                                                            5,878


DOMESTIC BOND MUTUAL FUNDS  4.6%

T. Rowe Price Institutional
  High Yield Fund
    6.77% p+                                       526,504                5,750

Total Domestic Bond Mutual Funds
(Cost  $5,528)                                                            5,750

SECURITIES LENDING COLLATERAL 4.3%

Money Market Pooled Account 1.5%

Investment in money market pooled account
  managed by JP Morgan Chase Bank
  London, 2.322% #                               1,976,490                1,976

                                                                          1,976

Money Market Trust  2.8%

State Street Bank and Trust Company
  of New Hampshire
  N.A. Securities Lending Quality
  Trust units, 2.276% #                          3,520,434                3,520

                                                                          3,520

Total Securities Lending Collateral
(Cost  $5,496)                                                            5,496

FUTURES CONTRACTS  0.0%

Variation margin receivable (payable)
  on open futures contracts (2)                                              (1)

Total Futures Contracts                                                      (1)

Total Investments in Securities
102.0% of Net Assets (Cost $102,978)                              $     128,479
                                                                  -------------

(1)   Denominated in U.S. dollars unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at December 31, 2004--See
      Note 2

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at December 31, 2004

+     Affiliated company--See Note 4

! Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

p     SEC Yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total of such securities at period-end amounts to $1,052 and represents 0.8% of net assets

ADR   American Depository Receipts

ADS   American Depository Shares

ARM   Adjustable Rate Mortgage

AUD   Australian dollar

CAD   Canadian dollar

CHF   Swiss franc

CMO   Collateralized Mortgage Obligation

DKK   Danish krone

EUR   Euro

FSA   Financial Security Assurance Inc.

GBP   British pound

GDR   Global Depository Receipts

GDS   Global Depository Shares

GO    General Obligation

HKD   Hong Kong dollar

IO Interest Only security for which the fund receives interest on notional principal (par)

JPY   Japanese yen MBIA MBIA Insurance Corp.

MXN   Mexican peso

MYR   Malaysian ringgit

NOK   Norwegian krone

NZD   New Zealand dollar

REIT  Real Estate Investment Trust

SEK   Swedish krona

SGD   Singapore dollar

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA   To Be Announced security was purchased on a forward commitment basis

VR    Variable Rate

(2) Open Futures Contracts at December 31, 2004 were as follows:
($ 000s)

                                                   Contract          Unrealized
                                  Expiration          Value          Gain (Loss)
                                  ----------       --------          ----------

Short, 10 U.S. Treasury
five year contracts,
$25 par of 6.50% U.S.
Treasury Notes pledged
as initial margin                 3/05             $(1,095)              $   (3)

Net payments (receipts)
of variation
margin to date                                                                2

Variation margin
receivable (payable)
on open futures
contracts                                                                $   (1)


The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $11,406)                      $             11,628

  Non-affiliated companies (cost $91,572)                               116,851

  Total investments in securities                                       128,479

Other assets                                                              4,838

Total assets                                                            133,317

Liabilities

Total liabilities                                                         7,368

NET ASSETS                                                 $            125,949
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $             (3,447)

Net unrealized gain (loss)                                               25,502

Paid-in-capital applicable to 7,092,041
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000 shares
of the Corporation authorized                                           103,894

NET ASSETS                                                 $            125,949
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              17.76
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Personal Strategy Balanced Portfolio

($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Income
  Dividend                                                 $              2,091

  Interest                                                                1,112

  Securities lending                                                         14

  Total income                                                            3,217

Investment management and administrative expense                            963

Net investment income (loss)                                              2,254

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                              4,405

  Capital gain distributions from mutual funds                              124

  Futures                                                                   (67)

  Foreign currency transactions                                               3

  Net realized gain (loss)                                                4,465

Change in net unrealized gain (loss)
  Securities                                                              7,119

  Futures                                                                    16

  Other assets and liabilities
  denominated in foreign currencies                                          (6)

  Change in net unrealized gain (loss)                                    7,129

Net realized and unrealized gain (loss)                                  11,594

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 13,848
                                                                       --------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Personal Strategy Balanced Portfolio

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         2,254      $         2,067

  Net realized gain (loss)                           4,465               (1,616)

  Change in net unrealized gain (loss)               7,129               20,837

  Increase (decrease) in net assets from
  operations                                        13,848               21,288

Distributions to shareholders
  Net investment income                             (2,285)              (2,097)

  Net realized gain                                   (480)                 (65)

  Decrease in net assets from distributions         (2,765)              (2,162)

Capital share transactions *
  Shares sold                                       22,337               12,155

  Distributions reinvested                           2,765                2,163

  Shares redeemed                                  (16,442)             (16,928)

  Increase (decrease) in net assets from capital
  share transactions                                 8,660               (2,610)

Net Assets

Increase (decrease) during period                   19,743               16,516

Beginning of period                                106,206               89,690

End of period                              $       125,949      $       106,206
                                           ------------------------------------

(Including undistributed net investment income of $0 at 12/31/04 and $14 at 12/31/03)

*Share information
  Shares sold                                        1,336                  850

  Distributions reinvested                             163                  149

  Shares redeemed                                     (992)              (1,200)

  Increase (decrease) in shares outstanding            507                 (201)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Balanced Portfolio

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gain or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $155,000, represents 7.4% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the year ended December 31, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund's lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, the value of loaned securities was $5,298,000; aggregate collateral consisted of $5,496,000 in money market pooled accounts.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $35,753,000 and $37,803,000, respectively, for the year ended December 31, 2004. Purchases and sales of U.S. government securities aggregated $44,613,000 and $39,922,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004, totaled $2,765,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

Unrealized appreciation                                    $         26,222,000

Unrealized depreciation                                                (817,000)

Net unrealized appreciation (depreciation)                           25,405,000

Undistributed ordinary income                                            48,000

Capital loss carryforwards                                           (3,398,000)

Paid-in capital                                                     103,894,000

Net assets                                                 $        125,949,000
                                                           --------------------

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $75,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $3,909,000 of capital loss carryforwards. As of December 31, 2004, the fund had $885,000 of capital loss carryforwards that expire in 2010, and $2,513,000 that expire in 2011.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.


Undistributed net investment income                        $             17,000

Undistributed net realized gain                                         (17,000)


At December 31, 2004, the cost of investments for federal income tax purposes was $103,075,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.90% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $110,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $78,000, and the value of shares of the Reserve Funds held at December 31, 2004, and December 31, 2003, was $5,878,000 and $5,807,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Portfolio does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Pursuant to this agreement, the fund's management fee was reduced by $38,000 during the year ended December 31, 2004. During the year ended December 31, 2004, purchases and sales of High Yield Fund were $751,000 and $2,816,000, respectively. Realized gains during the period were $208,000, and investment income during the period was $613,000. At December 31, 2004, and December 31, 2003, the value of shares of High Yield Fund held were $5,750,000 and $7,918,000, respectively.

T. Rowe Price Personal Strategy Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Personal Strategy Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Balanced Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Personal Strategy Balanced Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $480,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,264,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $853,000 of the fund's income qualifies for the dividends-received deduction.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Personal Strategy Balanced Portfolio

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors
Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1945)
1994
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2001
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
1994
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
1994
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.


Inside Directors
Name
(Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Mary J. Miller; CFA
(1955)
2004
38 portfolios
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, Fixed Income Series

James S. Riepe
(1943)
1994
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Fixed Income Series

*Each inside director serves until retirement, resignation, or election of a successor.

Officers
Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Stephen V. Booth, CPA (1961)
Vice President, Fixed Income Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian E. Burns (1960)
Vice President, Fixed Income Series
Assistant Vice President, T. Rowe Price

Jennifer A. Callaghan (1969)
Vice President, Fixed Income Series
Assistant Vice President, T. Rowe Price

Joseph A. Carrier (1960)
Treasurer, Fixed Income Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Fixed Income Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CPA, CFA (1963)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alisa Fiumara, CFA (1974)
Vice President, Fixed Income Series
Assistant Vice President, T. Rowe Price

John R. Gilner (1961)
Chief Compliance Officer, Fixed Income Series
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Terri L. Hett (1959)
Assistant Vice President, Fixed Income Series
Employee, T. Rowe Price

Charles B. Hill, CFA (1961)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, Fixed Income Series
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Patricia B. Lippert (1953)
Secretary, Fixed Income Series
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James M. McDonald (1949)
Executive Vice President, Fixed Income Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert M. Rubino, CPA (1953)
Vice President, Fixed Income Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Fixed Income Series
Vice President, T. Rowe Price

Lea C. Ward (1968)
Vice President, Fixed Income Series
Assistant Vice President, T. Rowe Price

Edward A. Wiese, CFA (1959)
President, Fixed Income Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

100 East Pratt Street
Baltimore, MD  21202

T. Rowe Price Investment Services, Inc., Distributor.

42415
TRP655 (2/05)                                                F304-050 12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,824                $7,954
     Audit-Related Fees                         956                   456
     Tax Fees                                 1,851                 2,066
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005